Going Concern	12 Months Ended
Mar. 31, 2026
Going Concern [Abstract]
GOING CONCERN

NOTE 2 – GOING CONCERN

As indicated in the accompanying consolidated financial statements, the Company had a net loss of approximately US$18.7 million for the year ended March 31, 2026 and approximately US$135.5 million for the year ended March 31, 2025. Accumulated deficit was US$217.6 million and US$198.9 million as of March 31, 2026 and 2025, respectively. And cash outflow of US$12.8 million from operations for the year ended March 31, 2026. The Company’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan, which includes increasing revenues while controlling operating expenses, as well as, generating operational cash flows and continuing to gain support from outside sources of financing. As of March 31, 2026 and 2025, the Company had US$0.2 million and US$176.2 million of cash and cash equivalents, respectively. As disclosed in Note 9, the Company has collected a total of US$175.7 million from its vendors in June 2026. Based on the above considerations, the Company believes the cash and cash equivalents are sufficient to meet the cash requirements to fund planned operations and other commitments for at least the next twelve months from the issuance of the consolidated financial statements. The Company’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations.